Exhibit 1

                             Joint Filing Agreement

V. Investments Limited, V. Ships Inc., V. Ships Group Ltd., V. Holdings Limited, Greysea Limited, Close Securities Limited, Close Investment Partners Limited, Navalmar (UK) Limited, Bogazzi Fimpar SpA, and Enrico Bogazzi each hereby agrees, in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, that the Statement on Schedule 13D filed herewith relating to the common stock, par value $0.01 per share, of MC Shipping Inc., is, and will be, filed jointly on behalf of each such person.



                                                 V. Investments Limited
Dated: August 19, 2005


                                                 By:    /s/ Tullio Biggi
                                                    ---------------------------
                                                 Name: Tullio Biggi
                                                 Title: Director



                                                 V. Ships Inc.
Dated: August 19, 2005


                                                 By:    /s/ Tullio Biggi
                                                    ---------------------------
                                                 Name: Tullio Biggi
                                                 Title: Director



                                                 V. Ships Group Ltd.
Dated: August 19, 2005


                                                 By:    /s/ Tullio Biggi
                                                    ---------------------------
                                                 Name: Tullio Biggi
                                                 Title: Director



                                                 V. Holdings Limited
Dated: August 19, 2005


                                                 By:    /s/ Tullio Biggi
                                                    ---------------------------
                                                 Name: Tullio Biggi
                                                 Title: Director



                                                 Greysea Limited
Dated: August 19, 2005


                                                 By:    /s/ Tullio Biggi
                                                    ---------------------------
                                                 Name: Tullio Biggi
                                                 Title: Director

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                                     Close Securities Limited
Dated: August 19, 2005


                                     By:    /s/ Sarah Hale
                                        ---------------------------
                                     Name: Sarah Hale
                                     Title: Company Secretary



                                     Close Investment Partners Limited
Dated: August 19, 2005


                                     By:    /s/ Sarah Hale
                                        ----------------------------------
                                     Name: Sarah Hale
                                     Title: Company Secretary




                                     Navalmar (UK) Limited
Dated: August 19, 2005


                                     By:    /s/ Andrea Colombo
                                        ----------------------------------
                                     Name:
                                     Title: Director



                                     Navalmar Transportes Maritimos LDA
Dated: August 19, 2005


                                     By:    /s/ Andrea Colombo
                                        ----------------------------------
                                     Name:
                                     Title: Director



                                     [Bogazzi Fimpar SpA]
Dated: August 19, 2005


                                     By:    /s/ Enrico Bogazzi
                                        ----------------------------------
                                     Name: Enrico Bogazzi
                                     Title: Director



Dated: August 19, 2005

                                     By:    /s/ Enrico Bogazzi
                                        ----------------------------------
                                     Enrico Bogazzi